Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT
IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE
OR CONFIDENTIAL. OMISSIONS ARE DENOTED IN BRACKETS WITH ASTERISKS
THROUGHOUT THIS EXHIBIT.

Amendment #1
Master Purchase Agreement

This amendment #1 (the “Amendment #1”) to the Master Purchase Agreement (the “Agreement”) is entered into on 17 October  by and between:

MacDONALD, DETTWILER AND ASSOCIATES CORPORATION, a company duly incorporated under the laws of Canada, having offices at 21025 Trans-Canada Highway, Sainte-Anne-de-Bellevue, Québec, Canada   H9X 3R2 (the “Buyer”)

AND

SATIXFY UK LIMITED, a private limited company governed by the laws of England and Wales with company registration number 09966402, having its office at Spectrum Point, 279 Farnborough Rd, Farnborough GU14 7LS, United Kingdom, on its behalf and on behalf of its Affiliates (as defined herein below) (the "Seller")

(Buyer and Seller may also be referred to in this Amendment individually as a “Party” or collectively as the “Parties”)

WHEREAS the Parties entered into the Agreement with an effective date of 31 October 2023 (the “MPA” or “Agreement”);;

WHEREAS Buyer has agreed to provide Seller an additional Pre-Purchase amount as stated herein;

NOW THEREFORE, for good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, the Parties agree as follows:

1.	Section 5.07 Pre-Purchase Amounts is amended by replacing the following:

“Seller shall promptly deliver [***] to Buyer, [***]. Buyer will increase the Pre-Purchase Amount by an additional Five Million United States Dollars ($5,000,000) if Seller delivers to Buyer [***].”

with the following:

“Following execution of Amendment #1 to the Agreement, Buyer will increase the Pre-Purchase Amount by an additional Five Million United States Dollars ($5,000,000 USD).  Buyer shall make the payment of the additional $5,000,000 within ten (10) business days of receiving Seller’s invoice.   In addition, Buyer will further increase the Pre-Purchase Amount by an additional Two Million United States Dollars ($2,000,000 USD) after the successful completion  of [***] and an additional One Million United States Dollars ($1,000,000 USD) following receipt of [***].  Buyer shall make the payment of the additional $2,000,000 and $1,000,000 within forty (45) days of receiving Seller’s respective invoice.”

2.	Entire Agreement

Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between the Amendment and the Agreement or any earlier amendment, the terms of the Amendment will prevail.

3.	Counterparts

This Amendment may be executed in counterparts, each of which will be considered an original and all of which will constitute one and the same agreement. Receipt of an originally executed counterpart signature page by facsimile or an electronic reproduction of an originally executed counterpart signature page by electronic mail is effective execution and delivery of the Amendment.

The Parties, by their duly authorized representatives, hereby enter into this Amendment as of the Effective Date.

MacDonald, Dettwiler and Associates Corporation	SATIXFY UK LIMITED
Signature	Signature
By	By
Title	Title
Date	Date